May 1, 2011

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated May 1, 2011, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class B	Class C	Class Z
TEBIX	TEBBX	TEMEX	BEGRX

Franklin Mutual Series Funds	SUMMARY PROSPECTUS
Mutual Beacon Fund

Investment Goal

Capital appreciation, which may occasionally be short term. The secondary goal is income.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 152 in the Fund's Prospectus and under “Buying and Selling Shares” on page 56 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class B1	Class C	Class R	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	4.00%	1.00%	None	None

1. New or additional investments into Class B are no longer permitted.

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Z
Management fees	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.50%	None
Other expenses	0.28%	0.28%	0.28%	0.28%	0.28%
Total annual Fund operating expenses	1.18%	1.88%	1.88%	1.38%	0.88%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
If you sell your shares at the end of the period:
Class A	$ 688	$ 928	$ 1,187	$ 1,924
Class B	$ 591	$ 891	$ 1,216	$ 2,018
Class C	$ 291	$ 591	$ 1,016	$ 2,201
Class R	$ 140	$ 437	$ 755	$ 1,657
Class Z	$ 90	$ 281	$ 488	$ 1,084
If you do not sell your shares:
Class B	$ 191	$ 591	$ 1,016	$ 2,018
Class C	$ 191	$ 591	$ 1,016	$ 2,201

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in equity securities (including securities convertible into, or that the investment manager expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the investment manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the Fund invests primarily in undervalued securities (securities trading at a discount to intrinsic value). The equity securities in which the Fund invests are primarily common stock. To a lesser extent, the Fund also invests in merger arbitrage securities and distressed companies.

The Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, the Fund currently invests the equity portion of its portfolio primarily to predominantly in mid- and large cap companies, with the remaining portion of its equity portfolio in smaller companies.

The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts and currency futures contracts (including currency index futures contracts) when, in the investment manager’s opinion, it would be advantageous to the Fund to do so. The Fund may also, from time to time, attempt to hedge against market risk using a variety of derivatives.

The Fund expects to invest a significant portion (up to 35%) of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

Portfolio Selection

The investment manager employs a research driven, fundamental value strategy for the Fund. Investments are generally selected based on the investment manager's own analysis of the security's intrinsic value, including for equity securities, an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. The investment manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market value of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Generally, stocks have historically outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Merger Arbitrage Securities and Distressed Companies   A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in merger arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Derivative Instruments   The performance of derivative instruments depends largely on the performance of an underlying currency, security or index and such derivative instruments often have risks similar to their underlying instrument, in addition to other risks. Derivative instruments involve costs, may be volatile and illiquid, may give rise to leverage and may involve a small initial investment relative to the risk assumed. There may also be imperfect correlation between the value of the derivative and the underlying instrument. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q2'09	16.26%
Worst Quarter:	Q4'08	-24.33%
As of March 31, 2011, the Fund's year-to-date return was 4.74% for Class A.

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2010
	1 Year	5 Years	10 Years
Mutual Beacon Fund - Class A
Return Before Taxes	4.41%	-0.08%	4.11%
Return After Taxes on Distributions	3.92%	-0.98%	3.10%
Return After Taxes on Distributions and Sale of Fund Shares	3.48%	-0.07%	3.36%
Mutual Beacon Fund - Class B	5.92%	0.09%	4.18%
Mutual Beacon Fund - Class C	8.96%	0.41%	4.02%
Mutual Beacon Fund - Class R	10.63%	0.68%	4.35%
Mutual Beacon Fund - Class Z	11.10%	1.40%	5.06%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

Historical performance for Class R shares prior to their inception is based on the performance of Class Z shares. Class R performance has been adjusted to reflect differences in 12b-1 expenses between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.

Investment Manager

Franklin Mutual Advisers, LLC (Franklin Mutual)

Portfolio Managers

CHRISTIAN CORREA, CFA   Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2007.

MANDANA HORMOZI   Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2009.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 33030, St. Petersburg, FL 33733-8030), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Mutual Beacon Fund

Investment Company Act file #811-05387
© 2011 Franklin Templeton Investments. All rights reserved.
476 PSUM 05/11	00070391